Exhibit 10.79

Execution Version

FOURTH AMENDMENT TO
LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

FOURTH AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) dated as of December 13, 2017 among
SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”),
SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, and KMART CORPORATION, a Michigan corporation (the “Borrowers”),
JPP, LLC and JPP II, LLC, as L/C Lenders, and
CITIBANK, N.A., as Administrative Agent (the “Agent”) and Issuing Bank (the “Issuing Bank”),
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the L/C Lenders party thereto, the Agent and the Issuing Bank, are party to that certain Letter of Credit and Reimbursement Agreement (as amended pursuant to that certain First Amendment to Letter of Credit and Reimbursement Agreement dated as of March 2, 2017, that certain Second Amendment to Letter of Credit and Reimbursement Agreement dated as of August 1, 2017 and that certain Third Amendment to Letter of Credit and Reimbursement Agreement dated as of August 9, 2017, the “Existing LC Facility Agreement”; the Existing LC Facility Agreement as amended hereby, the “Amended LC Facility Agreement”); and

WHEREAS, Holdings, the Borrowers, the Required L/C Lenders, the Issuing Bank and the Agent have agreed to amend the Existing LC Facility Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Existing LC Facility Agreement.

2.
Amendments to Existing LC Facility Agreement. Each of the parties hereto agrees that, effective as of the Amendment Effective Date (as defined below), Section 2.05(e) of the Existing LC Facility Agreement shall be amended and restated as follows:

“(e) Default Rate. At any time after the occurrence and during the continuance of an Event of Default, all fees and interest due and payable by the Borrowers pursuant to Section 2.05(a) and Section 3.05 of this Agreement shall be increased by 2% per annum above the applicable rate and shall be payable upon demand by the L/C Lenders.”

3.
Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that this Amendment shall have been duly executed and delivered by Holdings, the Borrowers, the Required L/C Lenders, the Agent and the Issuing Bank, and the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

4.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the L/C Lenders, the Issuing Bank and their respective successors and assigns.

5.
Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

6.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

7.	Jurisdiction. Section 9.11 of the Existing LC Facility Agreement is hereby incorporated by reference, mutatis mutandis, as if it were fully set forth in this Amendment.

8.
WAIVER OF JURY TRIAL. EACH OF HOLDINGS, THE BORROWERS, THE AGENT, THE ISSUING BANK AND THE L/C LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE ISSUING BANK OR ANY L/C LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

[Remainder of page intentionally left blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

HOLDINGS:

SEARS HOLDINGS CORPORATION
By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Controller and Head of Capital Markets Activities

BORROWERS:

SEARS ROEBUCK ACCEPTANCE CORP.
By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President, Finance

KMART CORPORATION
By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Controller and Head of Capital Markets Activities

[Signature page to LC and Reimbursement Agreement Amendment]

Citibank, N.A., as Agent and as Issuing Bank

By: _/s/ David L. Smith______________________
Name: _David L. Smith________________
Title: ___Vice President and Director_____

[Signature page to LC and Reimbursement Agreement Amendment]

JPP, LLC, as an L/C Lender

By:    /s/ Edward S. Lampert_________________
Name: Edward S. Lampert
Title: Member

JPP II, LLC, as an L/C Lender
By: RBS Partners, L.P., as Manager
By: ESL Investments, Inc., as General Partner

By:    ___/s/ Edward S. Lampert______________
Name: Edward S. Lampert
Title: Chairman and Chief Executive Officer

[Signature page to LC and Reimbursement Agreement Amendment]